EXHIBIT 99.1

                             WaMu 2004-CB2 Group []
               30 Year, 5.5% PT, Conforming Fixed Rate Collateral
                                   Term Sheet


Deal Size                          $225M (AAA) +/- 10%

GWAC                               5.86%  +/-  10bps

WAM                                358 +/-2 months

California                         29% +/- 5%

FICO                               709 +/- 10

Average Loan Balance               $180,000 +/-

WA LTV                             73% +/- 5%

Cash-Out Refi                      79% +/- 5%

SF/PUD                             95% +/- 5%
2-4 Family                         5% +/- 5%

Full Documentation                 61% +/- 5%

Owner Occupied                     95% +/- 5%

AAA Ratings                        2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level*     6.50% +/-*

Settlement Date                    06/30/2004

Clean Up Call                      5%

                        * Subordination will be crossed.
                          All numbers are approximate.
               All tranches are subject to 10% delivery variance.







                            [WaMu Capital Corp. Logo]



The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp. Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral terms sheet, if any.

This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates. WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for informational purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                             WaMu 2004-CB2 Group []
                30 Year, 6% PT, Conforming Fixed Rate Collateral
                                   Term Sheet


Deal Size                                 $65M (AAA) +/- 10%

GWAC                                      6.33%  +/-  10bps

WAM                                       358 +/-2 months

California                                24% +/- 5%

FICO                                      704 +/- 10

Average Loan Balance                      $170,000 +/-

WA LTV                                    73% +/- 5%

Cash-Out Refi                             77% +/- 5%

SF/PUD                                    94% +/- 5%
2-4 Family                                6% +/- 5%

Full Documentation                        56% +/- 5%

Owner Occupied                            94% +/- 5%

AAA Ratings                               2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level*            6.50% +/-*

Settlement Date                           06/30/2004

Clean Up Call                             5%

                        * Subordination will be crossed.
                          All numbers are approximate.
               All tranches are subject to 10% delivery variance.







                            [WaMu Capital Corp. Logo]



The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp. Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral terms sheet, if any.

This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates. WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for informational purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.